UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2016

SYMETRA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33808	20-0978027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 108th Avenue NE, Suite 1200 Bellevue, Washington 98004 (Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (425) 256-8000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On January 25, 2016, the Compensation Committee of the Board of Directors (the “Committee”) of Symetra Financial Corporation (the “Company”) approved amendments to the Symetra Financial Corporation Executive Severance Pay Plan (the “Severance Plan”) and the Symetra Financial Corporation Senior Executive Change in Control Plan (the “CIC Plan” and, together with the Severance Plan, the “Plans”) in connection with, and subject to the consummation of, the previously announced pending acquisition of the Company by Sumitomo Life Insurance Company (“Sumitomo” and, such acquisition, the “Merger”).

Each Plan was amended to prohibit the amendment, termination or partial termination of the applicable Plan during the 24-month period immediately following the consummation of the Merger.  In addition, the definition of “Constructive Termination” under each Plan was amended as follows:

(i)	in the case of certain participants who entered into letter agreements with Sumitomo in connection with the Merger on August 10, 2015 (as previously disclosed in the Company’s Current Report on Form 8-K filed on August 11, 2015) and certain other participants who entered into similar letter agreements with the Company on September 23, 2015 (the “Letter Agreements”), the term “Constructive Termination” includes Sumitomo or the Company, following the consummation of the Merger, failing to pay or provide any such participant with the compensation and benefits set forth in the applicable Letter Agreement or otherwise committing a breach of the applicable Letter Agreement (to the extent such breach remains uncured after written notice and a reasonable opportunity to cure), and

(ii)	no participant who entered into a Letter Agreement will be permitted to claim “Constructive Termination” resulting from the Merger and/or changes to compensation, benefits or reporting relationships that are contemplated under the Letter Agreement and occurring within 90 days following the Merger.

Each amendment further clarifies that, to the extent there is an inconsistency between a Plan and a Letter Agreement, the terms of the Letter Agreement will control.

The foregoing description of the amendments to the Plans does not purport to be complete and is qualified in its entirety by reference to the full text of the amendments, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

 (d)            Exhibits.

Exhibit No.	Description
10.1	First Amendment to the Symetra Financial Corporation Executive Severance Pay Plan

10.2	First Amendment to the Symetra Financial Corporation Senior Executive Change in Control Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 2016

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name: David S. Goldstein
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the Symetra Financial Corporation Executive Severance Pay Plan

10.2	First Amendment to the Symetra Financial Corporation Senior Executive Change in Control Plan